EXHIBIT 10.1
EXECUTION VERSION

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED
CREDIT AGREEMENT

SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 6, 2017, by and among PDC ENERGY, INC., a Delaware corporation formerly known as Petroleum Development Corporation (the “Borrower”), CERTAIN SUBSIDIARIES OF THE BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of May 21, 2013 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower and the Guarantors have requested that the Administrative Agent and the Lenders amend the Credit Agreement in certain respects and the Administrative Agent and the Majority Lenders have agreed to do so on the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Guarantors, the Administrative Agent and the Lenders party hereto hereby agree as follows:
SECTION 1.    Amendment to Credit Agreement. Section 3.03(a) of the Credit Agreement is hereby amended to delete the last sentence which reads: “In no event shall the Proposed Borrowing Base exceed the Maximum Facility Amount.”

SECTION 2.    Borrowing Base; Aggregate Commitment.

2.1    On the Sixth Amendment Effective Date (defined below), the Borrowing Base shall be increased to $1,100,000,000, which Borrowing Base shall remain in effect until the next Redetermination Date or the next adjustment to the Borrowing Base under the Credit Agreement, whichever occurs first. This Section 2 constitutes (a) the New Borrowing Base Notice in accordance with Section 3.04 of the Credit Agreement and (b) an acknowledgment by each Lender that it has approved the redetermined Borrowing Base consistent with its usual and customary oil and gas lending criteria as they currently exist. The redetermination of the Borrowing Base set forth herein constitutes the November 1, 2017 Scheduled Redetermination.

2.2    The parties hereto acknowledge that as of the Sixth Amendment Effective Date, the Aggregate Commitment is and shall remain $700,000,000 until the same is otherwise adjusted pursuant to the Credit Agreement.

SECTION 3.    Conditions. The amendment to the Credit Agreement contained in Section 1 of this Amendment and the Redetermination of the Borrowing Base and acknowledgment of the Aggregate Commitment contained in Section 2 of this Amendment shall be effective upon the satisfaction or waiver in writing of each of the conditions set forth in this Section 3 (the date on which each such condition has been satisfied or waived in writing is referred to herein as the “Sixth Amendment Effective Date”).

3.1    Execution and Delivery. Each Credit Party, each of the Lenders and the Administrative Agent shall have executed and delivered this Amendment.

3.2    No Default. No Default or Event of Default shall have occurred and be continuing or shall result from the effectiveness of this Amendment.

SECTION 4.    Miscellaneous.

4.1    Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2    Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

4.3    Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

4.4    Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.
4.5    Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York without regard to conflicts of law.

[Remainder of page intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

PDC ENERGY, INC., as Borrower

By:/s/ David W. Honeyfield
Name:David W. Honeyfield
Title:Senior Vice President and Chief Financial Officer

RILEY NATURAL GAS COMPANY, as a Guarantor

By:/s/ Darwin L. Stump
Name:Darwin L. Stump
Title:Treasurer

PDC PERMIAN, INC., as a Guarantor

By:/s/ Nicole L. Martinet
Name:Nicole L. Martinet
Title:Vice President, Associate General Counsel and Secretary

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank, Swingline Lender and as a Lender

By:/s/ Jo Linda Papadakis
Name:Jo Linda Papadakis
Title:Authorized Officer

WELLS FARGO BANK, N.A., as a Lender

By:/s/ Dalton Harris
Name:Dalton Harris
Title:Vice President

BANK OF AMERICA, N.A., as a Lender

By:/s/ Ronald E. McKaig
Name:Ronald E. McKaig
Title:Managing Director

BANK OF MONTREAL, as a Lender

By:/s/ Gumaro Tijerina
Name:Gumaro Tijerina
Title:Managing Director

TORONTO DOMINION (TEXAS), LLC, as a Lender

By:/s/ Savo Bozic
Name:Savo Bozic
Title:Authorized Signatory

COMPASS BANK, as a Lender

By:/s/ Gabriela Azcarate
Name:Gabriela Azcarate
Title:Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:/s/ Ben Leonard
Name:Ben Leonard
Title:Vice President

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:/s/ Christopher Kuna
Name:Christopher Kuna
Title:Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:/s/ Alan Dawson
Name:Alan Dawson
Title:Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:/s/ Page Dillehunt
Name:Page Dillehunt
Title:Managing Director

By:/s/ Michael Willis
Name:Michael Willis
Title:Managing Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:/s/ Paul J. Pace
Name:Paul J. Pace
Title:Senior Vice President

NATIXIS, NEW YORK BRANCH, as a Lender

By:/s/ Timothy Polvado
Name:Timothy Polvado
Title:Senior Managing Director

By:/s/ Vikram Nath
Name:Vikram Nath
Title:Director

TEXAS CAPITAL BANK, N.A., as a Lender

By:/s/ Gabriela A. Ramirez
Name:Gabriela A. Ramirez
Title:Vice President

BOKF, NA D/B/A BANK OF OKLAHOMA, as a Lender

By:/s/ Benjamin H. Adler
Name:Benjamin H. Adler
Title:Vice President

COMERICA BANK, as a Lender

By:/s/ Garrett R. Merrell
Name:Garrett R. Merrell
Title:Assistant Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:/s/ William M. Reid
Name:William M. Reid
Title:Authorized Signatory

By:/s/ Trudy Nelson
Name:Trudy Nelson
Title:Authorized Signatory

ABN AMRO CAPITAL USA LLC, as a Lender

By:/s/ Kelly Hall
Name:Kelly Hall
Title:Director

By:/s/ Darrell Holley
Name:Darrell Holley
Title:Managing Director

FIFTH THIRD BANK, as a Lender

By:/s/ Jonathan H. Lee
Name:Jonathan H. Lee
Title:Director

GOLDMAN SACHS BANK USA, as a Lender

By:/s/ Chris Lam
Name:Chris Lam
Title:Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Sandra Aultman
Name:Sandra Aultman
Title:Managing Director

SCOTIABANC INC., as a Lender

By:/s/ J.F. Todd
Name:J.F. Todd
Title:Managing Director